      Annual Report

---------------------------
      Premier Growth
        Fund, Inc.
---------------------------


    October 31, 1995

Premier Growth Fund, Inc.
----------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    We are pleased to provide you with this annual report on the activity of the Premier Growth Fund, Inc. for the 12-month period from November 1, 1994 through October 31, 1995. During that period, the Fund's Class A shares provided a total return of 18.77%, and the Class B shares provided a total return of 17.88%.* The Fund's Class C shares commenced operations on June 21, 1995. Since inception through October 31, 1995 the Fund's Class C shares provided total return of 4.71%.During the 12-month period ended October 31, 1995, the Standard & Poor's 500 Composite Stock Price Index provided a return of 26.41%** and the Morgan Stanley Capital International EAFE Index provided a total return of (0.37)%.**

Portfolio Composition

    At the close of the period, the Fund had 5.2% of its net assets in short-term Treasuries and the balance in equities. In the equity portion of the Fund, industry concentrations were in consumer nondurables and health care. As market conditions permit, we will continue to reduce the position in Treasuries and commit these assets to what we consider to be high quality equities.

Economic Outlook

    In our view, a successful transition has been accomplished between the below-par economic expansion of the first two quarters of 1995, and what we expect will be an extended cycle of moderate growth, with minimal pricing pressures over the upcoming quarters. We expect annual Gross Domestic Product growth to fall in an average range between 2.5% and 3.0%, or somewhat below the historical post-war norm. We consider the threat of a recession developing in the near future unlikely, because we believe inflation will remain contained at or below 3.0%, with interest rates on the 30-year bond declining below 6.0% early in 1996. We remain hopeful that a meaningful deficit reduction package can be passed in 1995. Positive sentiment and momentum appear to be in place to enact significant long-term change in fiscal spending patterns, which may weaken growth somewhat more than our projections over the shorter term, but which have enormously constructive implications for the U.S. economy from a lengthened perspective.

Investment Strategy

    The Fund's investment strategy has and will continue to emphasize industry sectors and those large capitalization, globally positioned companies, that we believe will have highly visible earnings growth over our investment time horizon of three to five years, and beyond.

    Currently, we believe, the aggregate GDP of developing economies is poised to surpass that of the major industrialized economies for the first time. Therefore, the Fund's investment strategy is tailored to what we believe are and will continue to be the multinational industry leaders in sectors which we believe will suffer least from maturing markets among the industrialized economies, and are positioned to maintain strong earnings growth from expanding international sales. Many of the Fund's holdings, particularly in consumer nondurables and health care, are perceived as defensive issues and thus have received improving investor sentiment, as indications of moderating economic growth are becoming more pervasive. With a multiyear investment horizon, however, we attempt to identify those industry sectors and particular issues which we believe will outperform over a full market cycle and beyond, directed by a top-down macroeconomic outlook well into the next decade.
We believe that market leadership should continue to come from industry consolidation, share repurchases, strong balance sheets, managerial strength, brand recognition and proprietary technologies.

Investment Highlights

    The investment climate began an improving trend in the early weeks of the reporting period, with a peak in long-term interest rates in November, 1994, followed by rallies in fixed income and equity markets in 1995. Although equity prices have appreciated considerably, uncertainty about the strength of the U.S. economy caused volatility in equity markets. For example, there were sharp corrections in response to earnings disappointments.

    The Fund's focus on what we believe are high quality global industry leaders in consumer nondurables had the most positive impact on its performance during the 12-month reporting period, led by shares of Philip Morris, Coca-Cola, PepsiCo, Procter & Gamble and Gillette. The holdings in health care, financial services and technology also strengthened the Fund's performance, led by shares of Merck & Co., Citicorp and General Electric.

    With our positive long-term outlook on equity markets, the Fund's cash position was gradually reduced during the reporting period, from 15.4% to 5.2%, with the purchase of a wide variety of what we perceive to be quality holdings. The purchases added to many of the Fund's holdings and established new positions with shares of Abbott Laboratories, Air Liquide, General Motors Class E, Intel, McDonald's, Norsk Hydro and Philips Electronics.

    We appreciate your investment in Premier Growth Fund, Inc. and we will continue to seek rewarding returns on your behalf.

                            Sincerely,



                            Fayez Sarofim
                            Portfolio manager


November 15, 1995
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares.

**   SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is a widely accepted unmanaged index of foreign stock market performance.

Premier Growth Fund, Inc.                                     October 31, 1995
------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PREMIER GROWTH FUND, INC. CLASS A SHARES AND CLASS B SHARES AND
THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


                Premier           Premier     Standard & Poor's
              Growth Fund       Growth Fund    Composite Stock
           (Class A Shares)  (Class B Shares)   Price Index *
           ----------------  ---------------- -----------------
7/15/93           9549            10,000           10,000
10/31/93        10,092            10,536           10,470
10/31/94        10,718            11,112           10,873
10/31/95        12,730            12,799           13,745

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------------
                           Class A Shares                                                Class B Shares
---------------------------------------------------------------     -----------------------------------------------------------
                                                                                                           % Return Reflecting
                                                 % Return                                                 Applicable Contingent
                                                Reflecting                                     % Return       Deferred Sales
                           % Return Without   Maximum Initial                                 Assuming No       Charge Upon
Period Ended 10/31/95        Sales Charge    Sales Charge (4.5%)     Period Ended 10/31/95     Redemption        Redemption*
---------------------      ----------------  ------------------      ----------------------   -----------   -------------------
1 Year                         18.77%             13.44%             1 Year                       17.88%            13.88%
From Inception (7/15/93)       13.32              11.07              From Inception (7/15/93)     12.45             11.33



Actual Aggregate Total Returns
----------------------------------------------------------------------------
                                   Class C Shares
----------------------------------------------------------------------------
                                                          % Return Reflecting
                                                         Applicable Contingent
                                           % Return          Deferred Sales
                                         Assuming No          Charge Upon
Period Ended 10/31/95                     Redemption         Redemption **
-----------------------                 -------------    ---------------------
From Inception (6/21/95)                     4.71%                3.71%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Premier Growth Fund, Inc. on 7/15/93 (Inception
Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 7/15/93. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A shares and Class B shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

 *Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                      October 31, 1995

Common Stocks--93.6%                                                                        Shares             Value
----------------------------------------------------------------------------------        ---------        -------------
    Aerospace & Electronics--9.5%      Emerson Electric ..........................            7,000        $     498,750
                                       General Electric ..........................           25,000            1,581,250
                                       Intel .....................................           12,000              838,500
                                       Motorola ..................................           10,000              656,250
                                       Philips Electronics NV A.D.R ..............           25,000              965,625
                                       Texas Instruments .........................            5,000              341,250
                                                                                                           -------------
                                                                                                               4,881,625
                                                                                                           -------------
               Auto Related--1.4%      Ford Motor ................................           25,000              718,750
                                                                                                           -------------
                    Banking--7.5%      Citicorp ..................................           25,000            1,621,875
                                       Deutsche Bank A.D.R. ......................           16,000              724,000
                                       HSBC Holdings A.D.R. ......................            5,500              805,750
                                       Union Bank of Switzerland .................            3,010              689,212
                                                                                                           -------------
                                                                                                               3,840,837
                                                                                                           -------------
              Capital Goods--1.0%      AlliedSignal ..............................           12,000              510,000
                                                                                                           -------------
                  Chemicals--6.0%      Air Liquide A.D.R. ........................           30,000            1,005,000
                                       Dow Chemical ..............................           11,500              789,188
                                       duPont (E.I.) de Nemours ..................           12,500              779,688
                                       Norsk Hydro A.D.R. ........................           12,500              500,000
                                                                                                           -------------
                                                                                                               3,073,876
                                                                                                           -------------
                    Energy--8.2%       Chevron ...................................            8,000              374,000
                                       Elf Aquitaine A.D.S. ......................           15,000              506,250
                                       Exxon .....................................           12,500              954,688
                                       Mobil .....................................            3,500              352,625
                                       Royal Dutch Petroleum .....................           10,000            1,228,750
                                       Total, Cl. B, A.D.S. ......................           25,000              771,875
                                                                                                           -------------
                                                                                                               4,188,188
                                                                                                           -------------
                  Financial--2.0%      Eurafrance ................................            3,060            1,024,700
                                                                                                           -------------
  Food, Beverage & Tobacco--19.0%      Coca-Cola .................................           28,000            2,012,500
                                       Guinness PLC, A.D.R. ......................           25,000            1,000,000
                                       Kellogg ...................................           14,000            1,011,500
                                       LVMH Moet Hennessy Louis Vuitton A.D.S.....           26,050            1,038,744
                                       Nestle A.D.R. .............................           18,000              940,500
                                       PepsiCo ...................................           22,000            1,160,500
                                       Philip Morris Cos..........................           20,000            1,690,000
                                       Sara Lee ..................................            5,000              146,875
                                       Seagram ...................................           22,000              792,000
                                                                                                           -------------
                                                                                                               9,792,619
                                                                                                           -------------
               Health Care--13.5%      Abbott Laboratories........................           25,000              993,750
                                       Johnson & Johnson .........................           19,000            1,548,500
                                       Merck .....................................           30,000            1,725,000
                                       Pfizer ....................................           25,000            1,434,375
                                       Roche Holdings A.D.S ......................           17,000            1,234,625
                                                                                                           -------------
                                                                                                               6,936,250
                                                                                                           -------------

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

Common Stocks (continued)                                                                   Shares             Value
----------------------------------------------------------------------------------        ---------        -------------
                  Insurance--2.4%      AXA........................................           12,000        $     667,527
                                       Zurich Versicherung .......................            2,000              572,435
                                                                                                           -------------
                                                                                                               1,239,962
                                                                                                           -------------
               Leisure Time--4.0%      Disney (Walt) .............................           12,000              691,500
                                       Eastman Kodak .............................           12,000              751,500
                                       McDonalds .................................           15,000              615,000
                                                                                                           -------------
                                                                                                               2,058,000
                                                                                                           -------------
        Media/Entertainment--2.5%      News A.D.S. ...............................           12,000              238,500
                                       Pearson PLC ...............................           75,288              748,579
                                       Reader's Digest Association, Cl. A.........            6,000              301,500
                                                                                                           -------------
                                                                                                               1,288,579
                                                                                                           -------------
                      Metals--.5%      Debeers Consolidated Mining A.D.R. ........           10,000              275,000
                                                                                                           -------------
             Multi Industry--2.4%      Eaux (Generale Des)........................            6,000              558,525
                                       Minnesota Mining & Manufacturing ..........           12,000              682,500
                                                                                                           -------------
                                                                                                               1,241,025
                                                                                                           -------------
Office & Business Equipment--2.3%      AT&T ......................................            8,000              512,000
                                       Ericsson (LM) Telephone, Cl. B, A.D.R......           10,000              213,594
                                       General Motors, CL. E .....................           10,000              471,250
                                                                                                           -------------
                                                                                                               1,196,844
                                                                                                           -------------
    Paper & Forest Products--1.0%      International Paper........................           13,500              499,500
                                                                                                           -------------
              Personal Care--8.1%      Gillette ..................................           22,000            1,064,250
                                       International Flavor & Fragrances..........           15,000              723,750
                                       L'Oreal A.D.R..............................           20,000              980,000
                                       Procter & Gamble ..........................           15,000            1,215,000
                                       Unilever N.V. A.D.R. ......................            1,500              196,500
                                                                                                           -------------
                                                                                                               4,179,500
                                                                                                           -------------
                      Retail--.9%      Wal-Mart Stores............................           20,000              432,500
                                                                                                           -------------
                  Utilities--1.4%      Veba ......................................           18,000              738,793
                                                                                                           -------------
                                       TOTAL COMMON STOCKS
                                         (cost $41,720,676).......................                           $48,116,548
                                                                                                           -------------
                                                                                                           -------------
Preferred Stock--.7%
----------------------------------------------------------------------------------
              Media/Entertainment      News A.D.S., Cum $.4428
                                         (cost $369,053)..........................           20,000        $     365,000
                                                                                                           -------------
                                                                                                           -------------

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1995

                                                                                          Principal
Corporate Bond--.0%                                                                         Amount             Value
----------------------------------------------------------------------------------        ---------        -------------
                                       Zurich International, 2%, 3/1/2001
                                         (cost $3,384) ...........................         $  5,000        $       4,348
                                                                                                           -------------
                                                                                                           -------------
Short-Term Investments--5.2%
----------------------------------------------------------------------------------
             U.S. Treasury Bills:      6.15%, 11/16/1995 .........................           64,000       $       63,862
                                       5.72%, 11/24/1995 .........................           27,000               26,912
                                       5.35%, 12/7/1995 ..........................          622,000              618,840
                                       6.52%, 12/14/1995 .........................        1,417,000            1,408,172
                                       5.42%, 12/21/1995 .........................          224,000              222,387
                                       5.34%, 12/28/1995 .........................          340,000              337,195
                                                                                                           -------------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $2,677,257) .......................                           $ 2,677,368
                                                                                                           -------------
                                                                                                           -------------

TOTAL INVESTMENTS (cost $44,770,370) .............................................            99.5%          $51,163,264
                                                                                            -------        -------------
                                                                                            -------        -------------
CASH AND RECEIVABLES (NET) .......................................................              .5%          $   261,688
                                                                                            -------        -------------
                                                                                            -------        -------------
NET ASSETS........................................................................           100.0%          $51,424,952
                                                                                            -------        -------------
                                                                                            -------        -------------

                       See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities                          October 31, 1995

ASSETS:
    Investments in securities, at value
       (cost $44,770,370)--see statement.....................................                      $51,163,264
    Receivable for subscriptions to Common Stock............................                           493,069
    Dividends and interest receivable.......................................                            75,873
    Prepaid expenses........................................................                            44,863
                                                                                                   -----------
                                                                                                    51,777,069
LIABILITIES:
    Due to The Dreyfus Corporation..........................................          $  32,626
    Due to Distributor......................................................             30,046
    Due to Custodian........................................................            162,980
    Payable for Common Stock redeemed.......................................             68,165
    Accrued expenses and other liabilities..................................             58,300        352,117
                                                                                      ---------    -----------
NET ASSETS..................................................................                       $51,424,952
                                                                                                   -----------
                                                                                                   -----------

REPRESENTED BY:
    Paid-in capital.........................................................                       $44,825,781
    Accumulated undistributed investment income--net........................                           270,337
    Accumulated net realized (loss) on investments and foreign currency
      transactions..........................................................                           (64,954)
   Accumulated net unrealized appreciation on investments and foreign
      currency transactions.................................................                         6,393,788
                                                                                                   -----------
NET ASSETS at value.........................................................                       $51,424,952
                                                                                                   -----------
                                                                                                   -----------
Shares of Common Stock outstanding:
    Class A Shares
       (100 million shares of $.001 par value authorized)...................                         1,147,183
                                                                                                   -----------
                                                                                                   -----------
    Class B Shares
        (100 million shares of $.001 par value authorized)..................                         2,007,089
                                                                                                   -----------
                                                                                                   -----------
    Class C Shares
        (100 million shares of $.001 par value authorized)..................                             2,940
                                                                                                   -----------
                                                                                                   -----------
NET ASSET VALUE per share:
    Class A Shares
        ($18,822,141 / 1,147,183 shares)....................................                            $16.41
                                                                                                       -------
                                                                                                       -------
    Class B Shares
        ($32,555,139 / 2,007,089 shares)....................................                            $16.22
                                                                                                       -------
                                                                                                       -------
    Class C Shares
        ($47,672 / 2,940 shares)............................................                            $16.22
                                                                                                       -------
                                                                                                       -------


                                  See notes to financial statements.

Premier Growth Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                            year ended October 31, 1995

INVESTMENT INCOME:
    Income:
      Cash dividends (net of $34,858 foreign taxes withheld at source)......                 $  662,384
      Interest..............................................................                    239,070
                                                                                             ----------
          Total Income......................................................                             $   901,454
    Expenses:
      Investment advisory fee--Note 2(a).....................................                   240,420
      Distribution fees--Note 2(b)...........................................                   146,458
      Shareholder servicing costs--Note 2(c).................................                   136,125
      Registration fees......................................................                    51,755
      Auditing fees..........................................................                    28,910
      Legal fees.............................................................                    23,650
      Directors' fees and expenses--Note 2(d)................................                    17,750
      Prospectus and shareholders' reports...................................                    14,946
      Custodian fees.........................................................                    10,324
      Miscellaneous..........................................................                    16,608
                                                                                            -----------
                                                                                                686,946
      Less--reducton in advisory fee due to undertakings--Note 2(a)...........                  148,716
                                                                                            -----------

          Total Expenses....................................................                                    538,230
                                                                                                            -----------
          INVESTMENT INCOME--NET.............................................                                   363,224

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
      transactions--Note 3...................................................              $    (64,990)
    Net unrealized appreciation on investments and foreign currency transactions              5,456,383
                                                                                            -----------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                  5,391,393
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                 $5,754,617
                                                                                                            -----------
                                                                                                            -----------

                           See notes to financial statements.

Premier Growth Fund, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended October 31,
                                                                                      --------------------------------
                                                                                          1994                1995
                                                                                      -----------          -----------
OPERATIONS:
    Investment income--net...............................................             $   140,756          $   363,224
    Net realized gain (loss) on investments..............................                      36              (64,990)
    Net unrealized appreciation on investments for the year..............                 713,079            5,456,383
                                                                                      -----------          -----------
      Net Increase In Net Assets Resulting From Operations...............                 853,871            5,754,617
                                                                                      -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net:
      Class A shares.....................................................                      --             (126,276)
      Class B shares.....................................................                      --             (107,367)
      Class C shares.....................................................                      --                 --
                                                                                      -----------          -----------
        Total Dividends..................................................                      --             (233,643)
                                                                                      -----------          -----------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................               6,206,463           10,672,133
      Class B shares.....................................................               9,723,924           23,316,171
      Class C shares.....................................................                      --               47,427
    Dividends reinvested:
      Class A shares.....................................................                      --              118,079
      Class B shares.....................................................                      --               92,549
      Class C shares.....................................................                      --                 --
    Cost of shares redeemed:
      Class A shares.....................................................              (1,868,176)          (2,206,613)
      Class B shares.....................................................              (1,865,001)          (5,078,376)
      Class C shares.....................................................                      --                 --
                                                                                      -----------          -----------
        Increase In Net Assets From Capital Stock Transactions...........              12,197,210           26,961,370
                                                                                      -----------          -----------
          Total Increase In Net Assets...................................              13,051,081           32,482,344
NET ASSETS:
    Beginning of year....................................................               5,891,527           18,942,608
                                                                                      -----------          -----------
    End of year (including undistributed investment income--net:
      $140,756 in 1994 and $270,337 in 1995).............................             $18,942,608          $51,424,952
                                                                                      -----------          -----------
                                                                                      -----------          -----------



                                                                             Shares
                                        ------------------------------------------------------------------------------
                                                     Class A                   Class B                       Class C
                                         -------------------------      ---------------------------        ----------
                                                                                                            Year Ended
                                           Year Ended October 31,         Year Ended October 31,            October 31,
                                        --------------------------      ---------------------------
                                           1994            1995            1994            1995                 1995*
                                        ---------        ---------      ----------       ---------              -----
CAPITAL SHARE TRANSACTIONS:
    Shares sold................           463,318          709,874          729,175      1,554,836              2,940
    Shares issued for dividends
      reinvested...............                --            8,918             --            7,027                 --
    Shares redeemed............          (140,311)        (147,256)        (140,585)      (337,253)                --
                                        ---------        ---------      -----------      ---------              -----
      Net Increase In Shares
        Outstanding............           323,007          571,536          588,590      1,224,610              2,940
                                        ---------        ---------      -----------      ---------              -----
                                        ---------        ---------      -----------      ---------              -----

--------------------
*  From June 21, 1995 (commencement of initial offering) to October 31, 1995.


                              See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                    Class A Shares                         Class B Shares          Class C Shares
                                         ----------------------------------       -------------------------------- --------------
                                                                                                                      Year Ended
                                            Year Ended October 31,                    Year Ended October 31,          October 31,
                                         ----------------------------------       --------------------------------
PER SHARE DATA:                             1993(1)      1994         1995        1993(1)       1994          1995        1995(2)

                                           ------       ------       ------       ------       ------        ------       ------
    Net asset value, beginning
      of year......................        $12.50       $13.21       $14.03       $12.50       $13.17        $13.89       $15.56
                                           ------       ------       ------       ------       ------        ------       ------
    Investment Operations:
    Investment income (loss)--net..          (.01)         .16          .20         (.03)         .09           .12         (.01)
    Net realized and unrealized
      gain on investments..........           .72          .66         2.39          .70          .63          2.34          .67
                                           ------       ------       ------       ------       ------        ------       ------
      Total from Investment
          Operations...............           .71          .82         2.59          .67          .72          2.46          .66
                                           ------       ------       ------       ------       ------        ------       ------
    Distributions;
    Dividends from investment
      income--net..................            --          --          (.21)          --           --          (.13)          --
                                           ------       ------       ------       ------       ------        ------       ------

    Net asset value, end of year...        $13.21       $14.03       $16.41       $13.17       $13.89        $16.22       $16.22
                                           ------       ------       ------       ------       ------        ------       ------
                                           ------       ------       ------       ------       ------        ------       ------
TOTAL INVESTMENT RETURN (3)........          5.68%(4)     6.21%       18.77%        5.36%(4)     5.47%        17.88%        4.71%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets...................           .77%(4)     1.33%        1.22%        1.14%(4)     2.07%         1.98%     1.56%(4)
    Ratio of net investment income
      (loss) to average net assets           (.12%)(4)    1.49%        1.59%       (.53%)(4)      .71%          .84%    (.63%)(4)
    Decrease reflected in above
      expense ratios due to
      undertakings by the Manager.            .88%(4)      .75%         .53%        1.01%(4)      .75%          .46%      .73%(4)
    Portfolio Turnover Rate.......             --          .71%        1.16%          --          .71%         1.16%     1.16%
    Net Assets, end of year
      (000's Omitted).............         $3,338       $8,075      $18,822       $2,554      $10,867       $32,555       $48

---------------
(1) From July 15, 1993 (commencement of operations) to October 31, 1993.
(2) From June 21, 1995 (commencement of initial offering) to October 31, 1995.
(3) Exclusive of sales load.
(4) Not annualized.


                                See notes to financial statements.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and
asked prices.   Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $67,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1995. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

    (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Investment Advisory Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations.
    However, Dreyfus had undertaken from November 1, 1994 through June 30, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets.
 The Manager has currently undertaken from July 1, 1995 through October 31, 1996 to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 Distribution Plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Fund's net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $148,716 for the year ended October 31, 1995.

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-advisory fee, computed at the following annual rates:

                                              Annual Fee as a Percentage of
    Total Net Assets                             Average Daily Net Assets
    ----------------                          -----------------------------
    0 to $25 million.........................           .11 of 1%
    $25 up to $75 million....................           .18 of 1%
    $75 up to $200 million...................           .22 of 1%
    $200 up to $300 million..................           .26 of 1%
    In excess of $300 million................          .275 of 1%

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $446 during the year ended October 31, 1995 from commissions earned on sales of the Fund's shares.

    (b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the year ended October 31, 1995, $146,453 was charged to the Fund for the Class B shares and $5 was charged to the Fund for the Class C shares.

    (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended October 31, 1995, $31,321, $48,817 and $2 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

    (d) Each director who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, other than short-term securities, during the year ended October 31, 1995, amounted to $27,415,226 and $324,553, respectively.

    At October 31, 1995, accumulated net unrealized appreciation on investments was $6,392,894, consisting of $6,941,354 gross unrealized appreciation and $548,460 gross unrealized depreciation, excluding foreign currency transactions.

    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier Growth Fund, Inc.
-----------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Premier Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Premier Growth Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                          Ernst & Young LLP


New York, New York
December 1, 1995

Premier Growth
Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                     070AR9510